UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14 (a)

of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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☐    Soliciting Material Pursuant to Sec. 240.14a-12

ADVANCE CAPITAL I, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant

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ADVANCE CAPITAL I, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 27, 2012

The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the “Company”), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on July 27, 2012, at 10:00 A.M. (Eastern Daylight Time).  The following matters will be acted upon at that time:

1.

To elect five directors to hold office until their successors have been elected and qualified;

2.

To ratify the selection of Cohen Fund Audit Services, Ltd. as independent registered public accountants of the Company for the fiscal year ending December 31, 2012;

3.

To transact such other business as may properly come before the meeting and any adjournments thereof.

Shareholders of record at the close of business on May 25, 2012, are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

Kathy J. Harkleroad, Secretary

One Towne Square, Suite 444

Southfield, Michigan 48076

June 11, 2012

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED.  IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 27, 2012:

•

The Proxy Statement and the Company’s Annual Report to Shareholders for 2011 are available on the Company’s website at http://www.acfunds.com.

•

You are invited to attend the meeting in person and if you do, you may cast your vote in person at the meeting.

ADVANCE CAPITAL I, INC.

One Towne Square, Suite 444

Southfield, Michigan 48076

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 27, 2012

INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Advance Capital I, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on July 27, 2012 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 11, 2012.

The costs of soliciting proxies, which are estimated to be $6,000, will be borne by the Company.  In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company’s investment adviser (the “Adviser”) (none of whom will receive additional compensation thereof) may solicit proxies in person, by telephone or mail.  Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted to elect the nominees listed below as directors of the Company and in favor of Proposal 2.  If you withhold your vote with respect to the election of directors, your shares will be counted for purposes of determining a quorum.  Withheld votes will be excluded from the vote on the election of directors and will therefore have no effect on the election.  The Company will include shares held of record by a broker-dealer as to which voting authority has been granted in the tabulation of shares present at the Meeting for purposes of determining whether a quorum exists.  Proxies that are returned and marked “abstain” or on which a broker-dealer has declined to vote (“broker non-votes”) will be counted as present for purposes of determining whether a quorum exists, but will not be counted as votes cast.  Therefore, abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2.  Shareholders of record at the close of business on May 25, 2012 (the “Record Date”), are entitled to notice of and to vote at the Meeting.  Execution of the enclosed proxy will not affect a shareholder’s right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

The shareholders being solicited with this proxy statement who are entitled to vote on the proposals described herein are outlined in the following table.

Fund	Proposal 1 Election of Directors	Proposal 2 Ratification of Independent Registered Public Accountants
Balanced Fund	Yes	Yes
Core Equity Fund	Yes	Yes
Equity Growth Fund	Yes	Yes
Retirement Income Fund	Yes	Yes

VOTING SECURITIES AND PRINCIPAL HOLDERS

Shares Outstanding and Record Date

Each Company share and each fractional share outstanding at the close of business on May 25, 2012 (the “Record Date”) is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter.  As of the Record Date, the Funds have issued and outstanding shares entitled to vote at the Meeting as follows (rounded to the nearest whole share):

Fund	Retail Shares	Institutional Shares	Total Shares
Balanced Fund	9,667,285	35,442	9,702,727
Core Equity Fund	1,044,801	61,261	1,106,062
Equity Growth Fund	3,486,638	52,413	3,539,051
Retirement Income Fund	29,304,010	66,234	29,370,244
Total shares eligible to vote			43,718,084

Stock Ownership

Both classes of all Funds will vote together as one group for the election of directors and on Proposal 2.  As of the Record Date, the following shareholder was known to own 5% or more of the outstanding total shares of the Funds (rounded to the nearest whole share):

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Total Shares Held
Core Equity Fund	Robert J. Cappelli	61,530	5.56%
	11 Boulder Lane
	Bloomfield Hills, MI 48304

_____

*  The beneficial owner has sole voting and investment powers over all shares shown in the table.

The following table presents information regarding beneficial ownership of each Fund’s Retail Shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of the Record Date (rounded to the nearest whole share).    On the Record Date, none of the officers or directors owned any Institutional Shares.

Name of Beneficial Owner	Amount of Retail Shares Beneficially Owned*	Percentage of Class Owned
Joseph A. Ahern
Balanced Fund Retail Shares	6,684	**
Core Equity Fund Retail Shares	4,537	**
Equity Growth Fund Retail Shares	2,684	**
Retirement Income Fund Retail Shares	1,604	**
Susan E. Burns
Equity Growth Fund Retail Shares	2,695	**
Janice E. Loichle
Balanced Fund Retail Shares	3,547	**
Equity Growth Fund Retail Shares	28,611	**
Thomas L. Saeli
Balanced Fund Retail Shares	5,192	**
Equity Growth Fund Retail Shares	11,659	**
Christopher M. Kostiz
Balanced Fund Retail Shares	3,748	**
Core Equity Fund Retail Shares	4,116	**
Equity Growth Fund Retail Shares	2,343	**
All executive officers and directors as a group
Balanced Fund Retail Shares	19,171	**
Core Equity Fund Retail Shares	8,653	**
Equity Growth Fund Retail Shares	47,992	1.38%
Retirement Income Fund Retail Shares	1,604	**

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*  Includes shares beneficially owned by the named individual’s spouse and/or minor children, as to which the named individual shares investment and voting powers as follows:  Mr. Ahern--6,684 shares of Balanced Fund, 2,684 shares of Equity Growth Fund and 1,604 shares of Retirement Income Fund; Ms. Burns--2,695 shares of Equity Growth Fund; Ms. Loichle--3,350 shares of Equity Growth Fund and Mr. Saeli--814 shares of Equity Growth Fund.  With respect to the remaining amount of shares listed, the named individual has sole voting and investment powers.

**  Less than one percent.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company.  However, it is not involved in the day-to-day operating details.  Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company’s President and other officers.  Each Board member oversees all four portfolios of Advance Capital I, Inc.

The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October.  There were four regular meetings held during 2011, and all directors were present at all meetings.  The Company has no policy with regard to Board attendance at annual meetings.  All directors attended the 2011 Annual Shareholder Meeting.

At the Meeting, five directors will be elected to hold office until their successors are elected and qualified.  In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting.  This means that the director nominees receiving the highest number of “FOR” votes will be elected as directors.

All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving.  If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend.  Certain information concerning nominees is set forth below.  All of the nominees for election as directors other than Christopher M. Kostiz have been previously elected by the shareholders and are currently serving as directors. Robert J. Cappelli, who has served as a director since 2004, will not run for re-election at the Meeting.

The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076.  There is no set term of office for directors; however, the By-laws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.

The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer.  There is no family relationship between any of the directors and any of the officers of the Company.

Nominees who are currently disinterested directors:

Name, Age and Address(1)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held(2)
Joseph A. Ahern, 54	Director, Independent Chairman	Director Since 1995; Chairman since 2005	Attorney; President and Shareholder, Ahern Fleury since March 2009; President and Shareholder, Stark, Reagan, P.C., from prior to 2007 until March 2009 (law firms)	4	Bank of Birmingham (2011 to Date)
Susan E. Burns, 50	Director	Since 2008	President, St. John Providence Health System Foundations since July 2008; President, Wayne State University Foundation and Vice President, Development and Alumni Affairs from prior to 2007 until July 2008	4	None
Janice E. Loichle, 64	Director	Since 2001	Retired; Former Vice President, Chief Integration Officer and Chief of Local Exchange Operations, XO Communications, Inc. (formerly NEXTLINK Communications); President, NEXTLINK Solutions (Telecommunications)	4	None
Thomas L. Saeli, 55	Director	Since 2000	Chief Executive Officer, JRB Enterprises, Inc. since March 2011 (manufacturing); Chief Executive Officer, Noble International, Ltd. from March 2006 to April 2009 (automotive supplier)	4	Noble Interna-Tional, Ltd. (2006 to 2009); Ultralife Corporation (2010 to Date)

Nominee who will be an interested director(3):

Name, Age and Address(1)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held(2)
Christopher M. Kostiz, 44	Director And President	Since 2012	President, Advance Capital I, Inc.; Vice President, Advance Capital I, Inc. from prior to 2007 until January 2012; President and Senior Portfolio Manager, Advance Capital Management, Inc.	4	None

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(1)  The business address of each director is One Towne Square, Suite 444, Southfield, MI  48076.

(2)  This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)  Mr. Kostiz is an interested director because he is an officer of Advance Capital Management, Inc., the investment adviser to the Advance Capital I, Inc. Funds.

Additional Information about the Directors

The following sets forth information about each director’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service on the Board.  These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve as a Director, and past experience as directors of the Company, other investment companies, operating companies or other types of entities.  No one factor is controlling, either with respect to the group or any individual.  The inclusion of a particular factor does not constitute an assertion by the Board of Directors or any individual director that a director has any special expertise that would impose any greater responsibility or liability on such director than would exist otherwise.

Christopher M. Kostiz.  Mr. Kostiz is currently President of Advance Capital Management, Inc., the Company’s investment adviser. He has served as a portfolio manager for various Advance Capital I, Inc. Funds since 1995.  In this role, he is instrumental in implementing the investment strategies and managing the overall structure of the Funds.  He also serves as the chief investment officer for other investment strategies managed by Advance Capital Management, Inc.  Mr. Kostiz has over sixteen years of experience managing mutual fund assets and holds an MBA in finance from Wayne State University.

Joseph A. Ahern.  Mr. Ahern is President of Ahern Fleury, a law firm dedicated to serving business clients. He has represented business clients for over 25 years in a variety of matters, including investment and financial matters, and has also served on a variety of corporate and charitable boards. Mr. Ahern is active in the Mutual Fund Directors Forum and the Conference of Fund Leaders.

Susan E. Burns.  Ms. Burns is President of the St. John Providence Health System Foundations and formerly President of the Wayne State University Foundation.  In these roles, her duties have included the acquisition, growth and distribution of endowments and other restricted funds generated through philanthropy.  For over 20 years, she has worked directly with investment and finance committees of several large non-profit corporations responsible for setting accounting and investment policies and selecting investment consultants and funds.

Janice E. Loichle.  Ms. Loichle, now retired, previously served in various accounting, finance, and operations management positions for both publicly-owned and privately-held telecommunications companies.  In these capacities, she participated in evaluating businesses for acquisitions, due diligence, and subsequent integration of acquired companies.  Her experiences as Controller and Chief Accounting Officer also provided a substantial knowledge base with respect to accounting and other financial matters.  She is Chair of the Board’s Audit Committee, and the Board has determined that she is a “financial expert.”

Thomas L. Saeli.  Mr. Saeli is currently the Chief Executive Officer of JRB Enterprises, Inc., a manufacturer of commercial and industrial roofing systems.  Prior to that, Mr. Saeli was a business consultant to senior executives of middle market industrial companies.  He is also a member of the Board of Directors and on the audit committee of Ultralife, a NASDAQ-traded company, and a member of the board of directors and finance committee of Oakwood Hospital in Dearborn, Michigan.  Mr. Saeli has previous experience as the Chief Executive Officer of a publicly traded company, has worked in a large corporate environment responsible for worldwide acquisitions, has been a partner in a successful private equity firm, and is experienced in operations, finance and accounting.  The Board has determined that Mr. Saeli is a “financial expert.”

Board Leadership Structure

As indicated above, the business and affairs of the Company are managed under the direction of the Board of Directors.  The directors have delegated day-to-day management to the Adviser, subject to the directors’ oversight.  The Board of Directors is currently comprised of five directors, four of whom are disinterested persons and are therefore considered “independent directors” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended).  All independent directors serve on the Audit Committee of the Board.  The offices of Chairman of the Board of Directors and President of the Company are held by two different people.  The independent directors have also determined to appoint the Chairman of the Board as the “lead” independent director, and in this capacity he is responsible to review and comment upon advance drafts of Board meeting agendas.  The Board of Directors believes that there is a high and generally equivalent level of engagement and participation demonstrated by and expected of all independent directors, that they have unfettered access to management of the Adviser and that they each play an active and engaged role with respect to oversight responsibilities.

Risk Oversight

The Board considers its role with respect to risk management to be one of oversight rather than active management.  The Company faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk.  The Board recognizes that not all risks potentially affecting the Company can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks.  As part of the directors’ oversight responsibilities, the directors generally oversee the Company’s risk management polices and processes as these are formulated and implemented by the Adviser’s management, particularly its Chief Compliance Officer and her supporting staff.  These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur.  Various parties, including management of the Adviser, the Company’s independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Company and related risks and their management.  In particular, the Company’s Chief Compliance Officer regularly reports to the directors with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, the Adviser’s Compliance Committee reports regularly to the independent directors, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Company.  The Audit Committee maintains an open and active communication channel with both the Company’s personnel and its independent auditor, largely (but not exclusively) through its chair.

Ownership of Advance Capital I, Inc. Shares

The following table provides information regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company as of the Record Date, by dollar range. “Beneficial ownership” is defined under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Name of Director	Dollar Range of Equity Securities held in each Advance Capital I, Inc. Fund		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Advance Capital Family of Funds
Disinterested Directors:
Joseph A. Ahern	Balanced	Over $100,000	Over $100,000
	Core Equity	$10,001 - $50,000
	Equity Growth	$50,001 - $100,000
	Retirement Income	$10,001 - $50,000
Susan E. Burns	Balanced	None
	Core Equity	None	$50,001 -
	Equity Growth	$50,001 - $100,000	$100,000
	Retirement Income	None
Janice E. Loichle	Balanced	$50,001 - $100,000	Over $100,000
	Core Equity	None
	Equity Growth	Over $100,000
	Retirement Income	None
Thomas L. Saeli	Balanced	$50,001 - $100,000	Over $100,000
	Core Equity	None
	Equity Growth	Over $100,000
	Retirement Income	None
Interested Director:
Christopher M. Kostiz	Balanced	$50,001 - $100,000	Over $100,000
	Core Equity	$10,001 - $50,000
	Equity Growth	$50,001 - $100,000
	Retirement Income	None

None of the disinterested directors of the Company have any beneficial ownership of Advance Capital Management, Inc., Advance Capital Services, Inc., or Advance Capital Group, Inc. (the Company’s investment adviser, distributor and transfer agent/administrator, respectively).

Compensation of Directors and Executive Officers

The officers of the Company receive no compensation from the Funds for their service as officers.  Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc. (“ACM”), the Company’s investment adviser, Advance Capital Services, Inc. (“ACS”), the Company’s distributor of fund shares and/or Advance Capital Group, Inc. (“ACG”), the Company’s administrator, transfer agent and dividend disbursing agent.  ACG and its subsidiaries pay the salaries of the Company’s officers.

Christopher M. Kostiz is President of the Company and a director.  He receives no compensation from the Company for his service as a director.

Joseph A. Ahern was appointed to serve as the Independent Chairman effective July 30, 2005.  The Independent Chairman acts as the key liaison with the Chief Executive Officer (“CEO”) and the Chief Compliance Officer (“CCO”), assists in setting the Board agenda, chairs the executive sessions and communicates the independent Board of Directors member feedback to the CEO and CCO.  During the year ended December 31, 2011, the Board of Directors met four times.  The independent directors met four times during the year without the presence of management, an interested director or employees of the Company to discuss various matters related to oversight of the Company, the management of the Board affairs and the CEO and CCO’s performance.  Only the independent directors received compensation from the Company for their service as directors.  Directors were also reimbursed for expenses incurred in attending the meetings.  The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2011.

The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2011.  At the April, 2011 Board meeting, the independent directors approved a 2% increase in compensation effective July 2011 to $18,360 per year, with an additional $9,180 to be paid to the Chairman.

Director Compensation for the Year Ended December 31, 2011

Name	Quarterly Fee	Total Compensation from the Company
Joseph A. Ahern (Chairman)	$6,885	$27,270
Susan E. Burns	4,590	18,180
Janice E. Loichle	4,590	18,180
Thomas L. Saeli	4,590	18,180

Neither the Company nor any of its Funds pays any other compensation or any pension (retirement) benefits to any of the Company’s directors or officers.

Committees of the Board

The Board has designated an Audit Committee comprised of the directors who are “disinterested” persons of the Company (as that term is defined in the Investment Company Act of 1940), which includes Joseph Ahern, Susan Burns, Janice Loichle, and Thomas Saeli.  Mr. Saeli served as the Committee’s Chairman until October 2009 at which time Ms. Loichle was appointed as the Committee’s Chair.  During 2011, the Audit Committee met twice.  The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds, among other duties set forth in the Committee’s charter.  A copy of the current Audit Committee Charter is available on the Company’s website at http://www.acfunds.com.

The Company’s Board of Directors has determined that independent directors Loichle and Saeli qualify as “audit committee financial experts.”  The designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without this designation.  Similarly, the designation does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

The Board has not established a Nominating Committee, but the directors who are “disinterested” persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one.  The disinterested directors identify, evaluate and nominate candidates for election.  The Board has not adopted a charter governing the nominating process.  However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above.  The deadlines and procedures for shareholder submissions of director nominees are described under “Shareholder Proposals”.  The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

The Board has not established a Compensation Committee.  The Board has determined that such a committee is not necessary since only the disinterested directors receive compensation from the Company in the form of directors’ fees.  See “Compensation of Directors and Executive Officers” for additional information.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.

PROPOSAL 2:

RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The members of the Audit Committee of the Board, all of whom are disinterested persons of the Company (as that term is defined in the Investment Company Act of 1940) by a vote cast in person, have selected Cohen Fund Audit Services, Ltd. (“Cohen”) to serve as independent registered public accountants for the fiscal year ending December 31, 2012, subject to the ratification by the Company’s shareholders at the Meeting.  Cohen has served as the Company’s independent registered public accountants since 2009.  Cohen was appointed by the Audit Committee to serve as the Company’s independent accountants for the 2012 fiscal year.  Cohen has no direct financial interest or material indirect financial interest in the Company.  Representatives of Cohen are not expected to attend the Meeting, but a representative would have an opportunity to make a statement and to respond to appropriate questions if he or she chose to attend.

The following summarizes Cohen’s services for the fiscal year ending December 31, 2012: audit of the annual statements; assistance with filing the Company’s registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); preparation of tax returns; and routine consultation on financial accounting reporting matters.

Audit and Tax Fees

The Board authorized all services performed by Cohen for the Company during 2011.  In addition, the Board annually reviews the scope of services to be provided by Cohen and considers the effect, if any, that performance of any non-audit services might have on audit independence.  During 2011, Cohen did not furnish any audit or non-audit services to the Company’s investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company.

The following table sets forth, for the last two fiscal years, the fees billed by Cohen to the Company for all audit and non-audit services provided to the Company and the Funds.  Audit Fees are for the audit of the Funds’ annual financial statements included in the Funds’ reports to shareholders and in connection with regulatory filings or engagements.  Audit-Related Fees include services that are reasonably linked to the performance of the audit or review of the Funds’ financial statements and are not included in Audit Fees.  The Audit-Related Fees shown below are related to the semi-annual review of the Funds’ financial statements.  Tax Fees include tax compliance, tax advice and tax planning.  Such services include review of excise distribution calculations, preparation of the Funds’ federal, state and excise tax returns and routine tax consulting.  All Other Fees are for other products and services provided by the independent registered public accountant.

	2011	2010
Audit Fees	$64,000	$64,000
Audit-Related Fees	1,000	0
Tax Fees	12,000	12,000
All Other Fees	0	0

Pre-Approval Policy and Procedures

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company’s independent registered public accountant, as well as fees associated with such services, in order to assure that the provision of such services does not impair the accountant’s independence.  Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee.  Any proposed service exceeding pre-approved costs also requires specific pre-approval.  The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval.  The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.

Required Vote

The affirmative vote of a majority of all shares of all Funds present and voting at the Meeting, voting as a single group, is required to ratify the selection of Cohen.  Both classes of all Funds will vote together on Proposal 2.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

OTHER INFORMATION

Officers of the Company

The following table provides information with respect to the current officers of the Company.  Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board.  The business address of all officers is One Towne Square, Suite 444, Southfield, MI 48076.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Director- Ships Held
Christopher M. Kostiz, 44	President	Since 2012	President, Advance Capital I, Inc.; Vice President, Advance Capital I, Inc. from prior to 2006 until January 2012; President and Senior Portfolio Manager, Advance Capital Management, Inc.	4	None
Kathy J. Harkleroad, 59	Vice President, Chief Compliance Officer and Secretary	Since 1996	Vice President, Chief Compliance Officer and Secretary, Advance Capital I, Inc. and Advance Capital Group, Inc.; Marketing Director, Advance Capital Services, Inc.	4	None
Julie A. Katynski, 46	Vice President and Asst. Secretary Treasurer	Since 2003 Since 2012	Vice President - Finance, Assistant Secretary & Treasurer, Advance Capital I, Inc. and Advance Capital Group, Inc.	4	None
Joseph R. Theisen, 51	Vice President	Since 2012	Vice President, Advance Capital I, Inc.; President, Advance Capital Group, Inc.; President, Advance Capital Services, Inc.	4	None

Investment Adviser, Distributor and Administrator

ACM is an investment adviser registered with the Securities and Exchange Commission and is a wholly-owned subsidiary of ACG.  ACS is the Company’s distributor for the Funds.  ACS is a broker-dealer registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority (“FINRA”).  ACS is also a wholly-owned subsidiary of ACG.  ACG is the Company’s administrator, transfer agent and dividend disbursing agent.  The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076.

Seizert Capital Partners, LLC is a Michigan corporation that serves as a sub-adviser to the Company with respect to the Core Equity Fund.  Its principal office is located at 185 West Oakland Avenue, Suite 100, Birmingham, MI 48009.

Prior to March 30, 2007, the owners of ACG and the directors and officers of ACM and ACS were the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli.  As of March 30, 2007, these original owners extended the ownership of ACG to its employees, making the first contribution to an employee stock ownership plan (ESOP).  Additional contributions to the ESOP are expected to be made annually.  The following chart shows the ownership and control of these three firms and of the Company.

Position	(“ACG”) Advance Capital Group, Inc.	(“ACS”) Advance Capital Services, Inc.	(“ACM”) Advance Capital Management, Inc.	(the “Company”) Advance Capital I, Inc.
Owners	Cappelli	ACG	ACG	Shareholders
Rathka
Shoemaker
ESOP
Directors	Cappelli	Cappelli	Cappelli	Ahern
	Rathka	Rathka	Rathka	Burns
	Shoemaker	Shoemaker	Shoemaker	Kostiz
Loichle
Saeli
President	Theisen	Theisen	Kostiz	Kostiz
Vice President	Harkleroad	Harkleroad	Harkleroad	Harkleroad
	Katynski	Katynski	Katynski	Katynski
	Kostiz	Kostiz	Theisen	Theisen
Treasurer	Katynski	Katynski	Katynski	Katynski
CCO	Harkleroad	Harkleroad	Harkleroad	Harkleroad
Secretary	Harkleroad	Harkleroad	Harkleroad	Harkleroad
Asst. Secretary	Katynski	Katynski	Katynski	Katynski

Shareholder Proposals

Proposals to be considered for inclusion in the proxy materials for the 2013 annual meeting must be received by February 16, 2013.  In addition, the Company’s By-laws provide that if any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than March 18, 2013.

Shareholder Communications

To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company’s principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company.  The Secretary of the Company will direct the correspondence to the appropriate parties.

Delivery of Documents to Shareholders Sharing an Address

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.  The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address.  In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at (800) 345-4783.

Financial Statements

The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2011, and the Statement of Operations of the Company for the year ended December 31, 2011, reported on by Cohen, are contained in the Annual Report of the Company which has been previously distributed to all shareholders.  Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention:  Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.  Any copies requested will be mailed no later than the following business day by first-class U.S. mail.

Other Business

Management of the Company knows of no other business that may come before the Meeting.  However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.

By Order of the Board of Directors
Kathy J. Harkleroad, Secretary

June 11, 2012

ADVANCE CAPITAL I, INC.

One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(For the shareholders of the Retirement Income Fund, Balanced Fund, Core Equity Fund and Equity Growth Fund)

The undersigned hereby appoints Christopher M. Kostiz and Kathy J. Harkleroad as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 25, 2012, at the Annual Meeting of Shareholders of the Company to be held on Friday, July 27, 2012, or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 11, 2012.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder.  If no direction is made, this proxy will be voted FOR all proposals.

Please sign exactly as name appears herein.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign partnership name by authorized person.  When signing as trustee, please give full title as such.

Acct #	Account Name	Street Address	Fund	Total Shares

Dated:	, 2012
Title (If Applicable)

Signature		Signature (If Joint Account)

INSTRUCTIONS:
1.	Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2.	Sign and date the PROXY.
3.	Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1.   Election of

FOR all nominees listed below    ☐

WITHHOLD AUTHORITY    ☐

      directors

(except as marked to the contrary)

(to vote for all nominees listed below)

(Instructions:  To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below)

Joseph A. Ahern           Susan E. Burns           Christopher M. Kostiz           Janice E. Loichle           Thomas L. Saeli

2.	Ratify the selection of Cohen Fund Audit Services, Ltd. as independent registered public accounting firm for the year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

If you plan to attend the Annual Meeting of Shareholders please indicate the number attending.

NUMBER OF ATTENDEES:     _______